UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 2, 2026

RENX ENTERPRISES CORP.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41581	87-1375590
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1990 Biscayne Boulevard, Suite 501,

Miami FL 33132

(Address of Principal Executive Offices, Zip Code)

(Former name or former address, if changed since last report.)

Registrant’s telephone number, including area code: (786) 808-5776

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001	RENX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On November 2, 2026, RenX Enterprises Corp. (the “Company”) entered into an exchange agreement (the “Exchange Agreement”) with an accredited investor (the “Investor”), to exchange (the “Exchange”) $1,022,971.22 (the “Outstanding Debt”) of principal and accrued interest outstanding under a senior convertible note, dated February 12, 2026 (the “Prior Note”), for (i) a new senior convertible note (the “New Note”) in the principal amount of $1,037,283.93 (an amount equal to 110% of the outstanding principal amount of the Prior Note), and (ii) a common stock purchase warrant (the “Warrant” and, together with the New Note, the “Securities”) to purchase 644,944 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), which is equal to 180% of the face value of the New Note divided by $2.895 (the “Initial Conversion Price”). Pursuant to the Exchange Agreement, on November 2, 2026, the Company issued the Securities and the Prior Note, and the Outstanding Debt due thereunder, was cancelled.

The Exchange Agreement

Pursuant to the Exchange Agreement, on November 2, 2026, the Company issued the Securities and the Outstanding Debt was cancelled. The Exchange Agreement contains customary representations and warranties and agreements by the Company and the Investor.

In the Exchange Agreement, the Investor acknowledged that the shares of Common Stock issuable upon conversion of the New Note (the “Conversion Shares”) and the exercise of the Warrant (the “Warrant Shares”) are subject to an exchange cap (the “Exchange Cap”), such that the Company will not issue Conversion Shares upon a conversion of the New Note or Warrant Shares upon exercise of the Warrant if the issuance of such shares of Common Stock would exceed the aggregate number of shares of Common Stock which the Company may issue without breaching its obligations under the rules or regulations of Nasdaq.

Pursuant to the Exchange Agreement, the Company agreed to hold a special meeting of stockholders at the earliest practicable date after the effective date of the agreement (and in no event later than 120 days thereafter) (the “Stockholder Meeting Deadline”) and use its reasonable best efforts to obtain such approval as may be required under the applicable rules of Nasdaq from the Company’s stockholders with respect to the issuance of Conversion Shares at the Alternate Conversion Price (as defined in the New Note) (the “Stockholder Approval”). If, despite the Company’s reasonable best efforts, the Stockholder Approval is not obtained within 180 days of the effective date of the agreement, the Company is obligated to cause an additional stockholder meeting to be held within 120 days thereafter.

Additionally, pursuant to the Exchange Agreement, if at any time following the effective date of the agreement, the Conversion Shares or the Warrant Shares may not be resold by the Investor pursuant to Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”), without volume or manner-of-sale restrictions for a period of more than ninety (90) consecutive days, then, upon the written request of the Investor, the Company shall file within forty-five (45) days of such request, and use commercially reasonable efforts to cause to be declared effective within sixty (60) days of such request, a registration statement covering the resale of the Conversion Shares or Warrant Shares.

The New Note

The New Note matures 12 months from its date of issuance (subject to extension under certain circumstances) (the “Maturity Date”), bears interest at a rate of 10% per annum, and is payable in full on the Maturity Date. The New Note is unsecured and are senior to all other Indebtedness (as such term is defined in the New Note) of the Company and its subsidiaries.

The New Note is initially convertible, at the option of the holder, at any time after the date of issuance, into that number of Conversion Shares equal to the principal amount of the New Note, plus all accrued and unpaid interest and late charges and any other unpaid amounts, at the Initial Conversion Price of $2.895 per share, subject to adjustment for any stock splits, stock dividends, recapitalizations and similar events. Subject to the receipt of Stockholder Approval, the holder of the New Note shall have the right, at any time after the receipt of the Stockholder Approval, to convert the New Note, or any portion thereof, into Conversion Shares (an “Alternate Conversion”) at a conversion price (the “Alternate Conversion Price”) equal to the greater of (x) a floor price of $0.534 (the “Floor Price”) and (y) 92% of the lowest volume weighted average price (“VWAP”) in the ten trading days prior to the date of such Alternate Conversion.

The holder of the New Note is prohibited from converting the New Note into Conversion Shares if, as a result of such conversion, such holder, together with its affiliates, would beneficially own in excess of 4.99% (or, at the option of the holder, 9.99%) of the total number of shares of Common Stock issued and outstanding immediately after giving effect to such conversion.

The New Note is redeemable by the Company at any time, at the Company’s option, in whole or in part, at a redemption price equal to 110% of the sum of the principal amount to be redeemed plus accrued interest, if any.

The New Note contains certain customary and other events of default. If an event of default occurs, from and after the occurrence, and during the continuance of, such an event of default, the interest rate of the New Note shall automatically increase to 18% per annum until such event of default is cured. Additionally, if an event of default occurs, the holder of New Note may, regardless of whether such event of default has been cured, require the Company to redeem all or any portion of the New Note at a price equal to the greater of (i) the product of (A) the value of the New Note to be redeemed multiplied by (B) 110% and (ii) the product of (X) the value of the New Note to be redeemed, divided by the Initial Conversion Price, multiplied by (Y) the product of (1) 110% multiplied by (2) the greatest closing sale price of the Common Stock on any trading day during the period commencing on the date immediately preceding such event of default and ending on the date the Company makes the entire payment.

Pursuant to the New Note, the Company shall not enter into or be a party to a Fundamental Transaction (as such term is defined in the New Note) unless (i) the successor entity assumes in writing all of the obligations under the New Note and the other transaction documents and (ii) the successor entity is a publicly traded corporation whose common stock is quoted on or listed for trading on an eligible market, as set forth in the New Note.

While the New Note is outstanding, subject to certain exempt issuances, if the Company sells, offers or grants any option or right to purchase, or otherwise disposes of or sells any equity security or equity-linked or related security, any convertible securities any preferred stock or other securities, the holder of the New Note shall have the right, in its sole discretion, to require that the Company apply up to 2.39% of the gross proceeds from such sales or offers to redeem all, or any portion, of the New Note at a price equal to 110% of the amount of the New Note being redeemed.

Without giving effect to any default interest or penalties which may accrue thereunder, assuming the full conversion of the New Note plus accrued interest in full into Common Stock without regard to any conversion limitations set forth in the New Note (assuming the New Note accrued interest at 10% for a period of 12 months) and that the New Note is converted at the Initial Conversion Price, approximately 394,133 shares of Common Stock would be issuable upon conversion of the New Note.

Without giving effect to any default interest or penalties which may accrue thereunder, assuming the full conversion of the New Note plus accrued interest in full into Common Stock without regard to any conversion limitations set forth in the New Note (assuming the New Note accrued interest at 10% for a period of 12 months) and that the New Note is converted at the Floor Price, approximately 644,944 shares of Common Stock would be issuable upon conversion of the New Notes.

The Warrant

Exercise Price

The Warrant shall be immediately exercisable upon issuance, have a term of six years from the date of issuance, and be exercisable for shares of Common Stock at the exercise price of $2.67 per share; provided that the exercise price and number of shares of Common Stock issuable upon exercise of the Warrant are subject to customary adjustments pursuant to stock dividends, stock splits or similar events.

Cashless Exercise

If, after the date that is six months after the issuance date, there is no effective registration statement registering, or the prospectus contained therein is not available for the resale of the Warrant Shares issuable upon exercise of the Warrant, the Warrant may be exercised, in whole or in part, by means of a “cashless exercise” in which case the holder will be entitled to receive a number of Warrant Shares equal to the quotient obtained by dividing, (x) (A) as applicable, the VWAP of the Common Stock on the date immediately preceding the exercise date (if the notice of exercise is (1) both executed and delivered on a day that is not a Trading Day (as defined in the Warrant) or (2) both executed and delivered on a Trading Day prior to the opening of “regular trading hours) or the bid price of the Common Stock as of the time of the holder’s execution of the applicable notice of exercise (if the notice of exercise is executed during “regular trading hours” on a Trading Day), less the exercise price of the Warrant, multiplied by (B) the number of Warrant Shares that would be issuable upon exercise of the Warrant if the exercise were by means of a cash exercise rather than a cashless exercise, by (y) the price used in (A).

Fundamental Transaction

If a Fundamental Transaction (as such term is defined in the Warrant) occurs, then the successor entity will succeed to, and be substituted for the Company, and may exercise every right and power that the Company may exercise and will assume all of the Company’s obligations under the Warrant with the same effect as if such successor entity had been named in the Warrant itself. If holders of the Common Stock are given a choice as to the securities, cash or property to be received in a fundamental transaction, then the holder shall be given the same choice as to the consideration it receives upon any exercise of the Warrant following such Fundamental Transaction. In certain circumstances, the holder will have the right to receive the Black Scholes Value of the Warrant calculated pursuant to a formula set forth in the Warrants, payable either in cash or, under certain circumstances, in the same type or form of consideration that is being offered and being paid to the holders of the Common Stock as described in the Warrant.

Rights of Holder

Except as otherwise provided in the Warrant or by virtue of such holder’s ownership of shares of Common Stock, the holder of the Warrant does not have the rights or privileges of a holder of the Common Stock, including any voting rights, until the holder exercises the Warrant.

Limitations on Exercise

The holder of the Warrant is prohibited from exercising the Warrant for shares of Common Stock if, as a result of such conversion, such holder, together with its affiliates, would beneficially own in excess of 4.99% (or, at the option of the holder, 9.99%) of the total number of shares of Common Stock issued and outstanding immediately after giving effect to such exercise.

The foregoing descriptions of the Exchange Agreement, the New Note and the Warrant are qualified in their entirety by reference to the full text of such agreements, copies of which are attached hereto as Exhibit 10.1, 4.1 and 4.2, respectively, and each of which is incorporated herein by reference. The representations, warranties and covenants contained in such agreements were made only for purposes of such agreements and as of specific dates, were solely for the benefit of the parties to such agreements and may be subject to limitations agreed upon by the contracting parties.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 above of this Current Report on Form 8-K with respect to the issuance of the New Note and Warrant, as well as the Conversion Shares and Warrant Shares issuable upon conversion and exercise thereof, respectively, as well as any additional Conversion Shares that may be issuable upon conversion of the New Note at the Floor Price after Stockholder Approval is obtained, if ever, is incorporated by reference in this Item 3.02.

The New Note, Warrant, Conversion Shares and Warrant Shares have not been registered, and to the extent not yet issued, will not be registered, under the Securities Act or applicable state securities laws. Accordingly, these securities may not be reoffered or resold in the United States absent registration with the SEC or an applicable exemption from such registration requirements.

When issuing the New Note and the Warrant pursuant to the Exchange Agreement in exchange for the cancellation of the Prior Note, and the Outstanding Debt due thereunder, the Company relied upon the exemption from the registration requirements of the Securities Act available under Section 3(a)(9) promulgated thereunder due to the fact that Company was the same issuer of the Prior Note, the Investor did not pay any additional consideration besides cancelling the outstanding Prior Note, the exchange was made with a current Company investor and the Company did not pay any commission or remuneration for the solicitation of the exchange. The Conversion Shares, to the extent issued, will also be issued pursuant to an exemption from the registration requirements of the Securities Act available under Section 3(a)(9) promulgated thereunder.

The Warrant Shares, to the extent issued, will be issued and sold pursuant to an exemption from the registration requirements under Section 4(a)(2) of the Securities Act and/or Rule 506 of Regulation D promulgated thereunder. In the Exchange Agreement, the Investor represented that it is an “accredited investor” as defined in Regulation D of the Securities Act.

Item 9.01 Financial Statements and Exhibits.

The following exhibits are filed or furnished, as applicable, with this Report:

(d) Exhibits

Exhibit Number	Exhibit Description
4.1	Senior Convertible Note, dated November 2, 2026
4.2	Warrant, dated November 2, 2026
10.1	Note Exchange Agreement, dated November 2, 2026
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 6, 2026	RENX ENTERPRISES CORP.

	By:	/s/ Nicolai Brune
	Name:	Nicolai Brune
	Title:	Chief Financial Officer